UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14A-12

AVALON GLOBOCARE CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

4400 Route 9 South, Suite 3100

Freehold, NJ 07728

(732) 780-4400

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on March 30, 2026

Dear Stockholders of Avalon GloboCare Corp.:

You are invited to attend a special meeting (the “Meeting”) of stockholders of Avalon GloboCare Corp., a Delaware corporation (“Avalon,” “we,” “us,” “our,” or the “Company”), to be held on Monday, March 30, 2026 at 10:00 a.m. Eastern Time. The Meeting will be convened and conducted in a virtual meeting format. Stockholders will not be able to attend the Meeting in person. The accompanying proxy statement includes instructions on how to attend the Meeting and how to vote and submit questions.

At the Meeting, our stockholders will consider and vote upon the following items:

1.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock issuable upon conversion of convertible promissory notes (the “July 2025 Convertible Notes”) issued to certain accredited investors on July 3, 2025 (the “July 2025 Note Conversion Proposal”);

2.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), (i) the issuance of shares of the Company’s common stock issuable upon conversion of an unsecured bridge note (the “December 2025 Note”) issued to an accredited investor on December 11, 2025 and (ii) the issuance of 100,000 shares (the “Commitment Shares”) of the Company’s common stock to be issued as a commitment fee (the “December 2025 Note Proposal”);

3.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock issuable upon conversion of the Company’s Series C Convertible Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”) (the “Series C Preferred Stock Conversion Proposal”);

4.	To approve, for the purposes of complying with Nasdaq Listing Rules 5635(c) and 5635(d), the closing of the transactions (the “Exchange Transaction”) contemplated by that certain Exchange Agreement (the “Exchange Agreement”) dated February 18, 2026 by and between the Company and Wenzhao Lu, the Chairman of the Company’s board of directors, pursuant to which the Company has agreed, subject to stockholder approval, to exchange 5,000 shares of Series D Convertible Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”), held by Mr. Lu for 2,074,689 shares of the Company’s common stock (the “Exchange Proposal”);

5.	To approve, for the purposes of complying with Nasdaq Listing Rule 5636(c), the issuance of 450,000 shares of our restricted common stock pursuant to that certain consulting agreement dated as of December 1, 2025, as amended on February 16, 2026 (as amended, the “Consulting Agreement”) by and between the Company and a consultant (the “Advisor”) for certain advisory services (the “Advisor Shares Proposal”);

6.	To approve a proposal to give our board of directors the authority, at its discretion, to file a certificate of amendment to our amended and restated certificate of incorporation, as amended (“Certificate of Incorporation”), to effect a reverse split of our issued common stock at a ratio that is not less than 1-for-2 and not greater than 1-for-25, without reducing the authorized number of shares of our common stock, with the exact ratio to be selected by our board of directors in its discretion and to be effected, if at all, in the sole discretion of our board of directors at any time following stockholder approval of the amendment to our Certificate of Incorporation and before March 30, 2028 without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”); and

7.	To approve the adjournment of the Meeting, if necessary or advisable, to solicit additional proxies in favor of any of the foregoing proposals if there are not sufficient votes to approve any such proposals (the “Adjournment Proposal”).

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

The record date for the Meeting is *, 2026. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Meeting, or any adjournment or postponement thereof.

You are cordially invited to participate in the Meeting. Please review the proxy statement accompanying this notice for more complete information regarding the matters to be voted on at the Meeting. Whether or not you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card or submit your proxy through the Internet or by telephone as promptly as possible to ensure your shares will be represented at the Meeting.

If you have any questions or need assistance voting your shares, please call our proxy solicitor, Campaign Management:

Strategic Stockholder Advisor and Proxy Solicitation Agent

15 West 38th Street, Suite #747, New York, New York 10018

North American Toll-Free Phone:

1-844-410-4009

Email: info@campaign-mgmt.com

Call Collect Outside North America: +1 (212) 632-8422

Freehold, New Jersey	By order of the Board of Directors,

*, 2026	/s/ Wenzhao Lu
Wenzhao “Daniel” Lu
Chairman of the Board of Directors

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting

The notice of special meeting and the proxy statement and form of proxy card are available at https://www.avalon-globocare.com/investors/sec-filings.

i

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 30, 2026

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT, THE SPECIAL MEETING AND VOTING

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the board of directors (the “Board”) of Avalon GloboCare Corp. (referred to as “we,” “our,” “us,” the “Company,” the “Corporation” or “Avalon” in this proxy statement), of proxies to be voted at a special meeting (the “Meeting”) of stockholders scheduled to be held at 10:00 a.m. Eastern Time on March 30, 2026 and at any adjournment or postponement thereof. Before or during the Meeting, stockholders will act upon the proposals described in this proxy statement.

The notice of the Meeting, this proxy statement and the proxy card are first being sent or made available to stockholders on or about *, 2026.

Who can vote at the Meeting?

Only our stockholders of record at the close of business on *, 2026, the record date for the Meeting, or their legal proxy holders, are entitled to vote at the Meeting. There were * shares of our common stock outstanding and entitled to vote on the record date. Each share of common stock is entitled to one vote on each matter properly brought before the Meeting. A complete list of stockholders entitled to vote at the Meeting will be available at our offices located at 4400 Route 9 South, Suite 3100, Freehold, NJ 07728 for any purpose germane to the Meeting, during ordinary business hours, for a period of ten days prior to the Meeting. The list will also be available for examination by stockholders during the Meeting within the virtual meeting platform, which may be accessed as described below under the heading “How may I participate in the Meeting?”. If you would like to inspect the list prior to the Meeting, please call our Secretary at (732) 780-4400 to arrange a visit to our offices.

How may I participate in the Meeting?

The Meeting will be a completely virtual meeting conducted via live audio webcast. We believe this technology provides expanded access, improved communication and cost savings for our stockholders. Hosting a virtual meeting enables increased stockholder attendance and participation from any location around the world.

To participate in the Meeting, go to www.virtualshareholdermeeting.com/ALBT2026SM. Online check-in may begin 15 minutes before the Meeting is scheduled to start. We encourage you to access the Meeting early so that any technical difficulties may be addressed before the Meeting begins. You should ensure you have a strong Internet connection wherever you intend to participate in the Meeting. Please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone or similar companies.

Stockholders of record: Shares registered directly in your name

If, at the close of business on the record date, your shares were registered directly in your name with the Company’s transfer agent, then you are a stockholder of record for purposes of the Meeting and you may attend the Meeting by visiting www.virtualshareholdermeeting.com/ALBT2026SM and logging in by entering the 16-digit control number found on your proxy card or on the instructions that accompanied the proxy materials provided to you, as applicable. Once you are logged into the Meeting using your 16-digit control number, you will be able to submit a question at any time during the Meeting by following the instructions provided in the Meeting portal. The chair of the Meeting has broad authority to conduct the Meeting in an orderly manner, including establishing rules of conduct.

If you have lost your 16-digit control number or are not a registered stockholder entitled to vote at the Meeting, you will be able to attend the Meeting by visiting www.virtualshareholdermeeting.com/ALBT2026SM and registering as a guest. If you enter the Meeting as a guest, you will not be able to vote your shares or submit questions during the Meeting.

Beneficial owners: Shares registered in the name of a broker, bank or other nominee

If, at the close of business on the record date, your shares were not held in your name, but rather in an account at a broker, bank, or other nominee, then you are the beneficial owner of those shares and those shares are considered to be held in “street name.” The proxy materials for the Meeting are being forwarded to you by the broker, bank or other nominee holding your shares. The organization holding your shares is considered to be the stockholder of record for purposes of voting on the proposals being submitted to our stockholders at the Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You are also invited to virtually attend the Meeting. However, if your shares are held in street name, you may not vote your shares at the Meeting or submit questions during the Meeting unless you first request and obtain a valid legal proxy from your broker, bank or other nominee. Please see the discussion below under the heading, “How do I vote?” for information on obtaining a valid legal proxy for the Meeting.

What proposals will be submitted to the stockholders for a vote?

There are seven matters scheduled for a vote:

1.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock issuable upon conversion of convertible promissory notes (the “July 2025 Convertible Notes”) issued to certain accredited investors on July 3, 2025 (the “July 2025 Note Conversion Proposal”);

2.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), (i) the issuance of shares of the Company’s common stock issuable upon conversion of an unsecured bridge note (the “December 2025 Note”) issued to an accredited investor on December 11, 2025 and (ii) the issuance of 100,000 shares (the “Commitment Shares”) of the Company’s common stock to be issued as a commitment fee (the “December 2025 Note Proposal”);

3.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock issuable upon conversion of the Company’s Series C Convertible Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”) (the “Series C Preferred Stock Conversion Proposal”);

4.	To approve, for the purposes of complying with Nasdaq Listing Rules 5635(c) and 5635(d), the closing of the transactions (the “Exchange Transaction”) contemplated by that certain Exchange Agreement (the “Exchange Agreement”) dated February 18, 2026 by and between the Company and Wenzhao Lu, the Chairman of the Company’s board of directors, pursuant to which the Company has agreed, subject to stockholder approval, to exchange 5,000 shares of Series D Convertible Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”), held by Mr. Lu for 2,074,689 shares of the Company’s common stock (the “Exchange Proposal”);

5.	To approve, for the purposes of complying with Nasdaq Listing Rule 5636(c), the issuance of 450,000 shares of our restricted common stock pursuant to that certain consulting agreement dated as of December 1, 2025, as amended on February 16, 2026 (as amended, the “Consulting Agreement”) by and between the Company and a consultant (the “Advisor”) for certain advisory services (the “Advisor Shares Proposal”);

6.	To approve a proposal to give the Board the authority, at its discretion, to file a certificate of amendment to our amended and restated certificate of incorporation, as amended (“Certificate of Incorporation”) to effect a reverse split of our issued common stock at a ratio that is not less than 1-for-2 and not greater than 1-for-25, without reducing the authorized number of shares of our common stock, with the exact ratio to be selected by the Board in its discretion and to be effected, if at all, in the sole discretion of the Board at any time following stockholder approval of the amendment to our Certificate of Incorporation and before March 30, 2028 without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”); and

7.	To approve the adjournment of the Meeting, if necessary or advisable, to solicit additional proxies in favor of any of the foregoing proposals if there are not sufficient votes to approve any such proposals (the “Adjournment Proposal).

How does the Board recommend that I vote on the proposals?

The Board recommends that you vote as follows:

●	“FOR” the July 2025 Note Conversion Proposal;

●	“FOR” December 2025 Note Proposal;

●	“FOR” the Series C Preferred Stock Conversion Proposal;

●	“FOR” the Exchange Proposal;

●	“FOR” the Advisor Shares Proposal;

●	“FOR” the Reverse Stock Split Proposal; and

●	“FOR” the Adjournment Proposal.

How do I vote?

All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or voting instruction form, as applicable, or as instructed via the Internet or telephone. You may specify whether your shares should be voted “FOR” or “AGAINST,” or you may specify that your shares should “ABSTAIN” from voting with respect to each proposal. Voting by proxy will not affect your right to attend the Meeting.

The procedures for voting are as follows:

Stockholders of record: Shares registered directly in your name.

If you are a stockholder of record, you may vote online during the Meeting or you may vote by proxy using the enclosed proxy card or through the Internet or over the telephone. Whether or not you plan to participate in the Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you vote by proxy, you may still attend the Meeting and vote online during meeting, if you choose.

●	During the Meeting: To vote online during the Meeting, follow the instructions above under the heading “How may I participate in the Meeting?” to access the Meeting and then follow the instructions available in the Meeting platform during the Meeting.

●	By Mail: To vote using the proxy card, please complete, sign and date the proxy card and return it in the provided prepaid envelope. If we receive your signed proxy card before the Meeting, we will vote your shares as instructed on the proxy card.

●	By Internet: Go to https://www.proxyvote.com or scan the QR code provided on your proxy card and follow the instructions. Please have your proxy card handy when you access the website. If you vote via the Internet, you do not need to return your proxy card.

●	By Telephone: Call the toll-free telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your proxy card.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m. Eastern Time on March 29, 2026. After that, telephone and Internet voting will be closed, and if you want to vote your shares, you will either need to ensure that your proxy card is received before voting begins at the Meeting or attend the Meeting and vote your shares online during the Meeting.

Beneficial owners: Shares registered in the name of a broker, bank or other nominee.

If you are the beneficial owner of shares of our common stock, and you should have received this proxy statement and the accompanying notice of the Meeting by mail or e-mail from the broker, bank, or other nominee holding your shares, along with information on how to submit your voting instructions. As a beneficial owner, you have the right to instruct the organization holding your shares how to vote your shares. Follow the voting instructions provided by your broker, bank, or other nominee to ensure your vote is counted. To vote online during the Meeting, you must first obtain a valid legal proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank, or other nominee provided with these proxy materials, or contact your broker, bank, or other nominee to request a proxy form well in advance of the Meeting.

What happens if I do not vote?

Stockholders of record: Shares registered directly in your name.

If you are a stockholder of record and do not vote by completing your proxy card, or by telephone, through the Internet, or by virtually attending the Meeting and voting during the Meeting, your shares will not be voted.

Beneficial owners: Shares registered in the name of a broker, bank or other nominee.

As a beneficial owner, you may direct your broker, bank, fiduciary, custodian, or other nominee how to vote shares they hold on your behalf. If that organization is not given specific directions on how to vote, your shares held in the name of that organization may not be voted, which is sometimes referred to as a “broker non-vote.” If you are a beneficial owner and do not instruct your broker, bank, or other nominee how to vote your shares, the question of whether your broker, bank or other nominee will still be able to vote your shares depends on whether a particular proposal is considered a “routine” or “non-routine” matter under the rules of the New York Stock Exchange applicable to securities intermediaries, even though we are a Nasdaq-listed company. New York Stock Exchange Rule 452.11 prohibits brokers and other organizations holding shares on your behalf from voting uninstructed shares on certain matters deemed to be “non-routine”. Brokers and other organizations may, however, vote your uninstructed shares for proposals that are considered “routine.”

Brokers may reach conclusions regarding the ability to vote your shares on a given proposal that differ from our expectations expressed in this proxy statement. As a result, we urge you to direct your broker, bank, fiduciary, custodian, or other nominee how to vote your shares on all proposals to ensure that your vote is counted.

We expect the Reverse Stock Split Proposal and the Adjournment Proposal to be considered “routine” matters under New York Stock Exchange rules. Accordingly, we expect the broker, bank and other nominee holding your shares will have discretionary voting authority to vote your shares on the Reverse Stock Split Proposal and the Adjournment Proposal even if that organization does not receive voting instructions from you. We expect the July 2025 Note Conversion Proposal, the December 2025 Note Proposal, Series C Preferred Stock Conversion Proposal, Exchange Proposal and the Advisor Shares Proposal to be considered “non-routine” matters under New York Stock Exchange rules. Accordingly, we expect the broker, bank and other nominee holding your shares will not have discretionary voting authority to vote your shares on the July 2025 Note Conversion Proposal, the December 2025 Note Proposal, Series C Preferred Stock Conversion Proposal, Exchange Proposal and the Advisor Shares Proposal if that organization does not receive voting instructions from you.

If you do not indicate how your shares should be voted on a matter, we expect that the shares represented by your properly completed and executed proxy will be voted as the Board recommends on routine proposals, with regard to any other matters that may be properly presented at the Meeting and on all matters incident to the conduct of the Meeting for which your broker, bank, fiduciary, custodian, or other nominee concludes it is entitled to vote your uninstructed shares. However, certain organizations may elect not to vote shares without an instruction from the beneficial holder even if they have discretionary authority to do so. So, if you are a beneficial holder, please follow the instructions provided by your broker, bank or other nominee to instruct the organization as to how you wish to vote your shares.

May I revoke a previously submitted proxy or otherwise change my vote?

Yes. You may revoke your proxy or change your vote as described below.

If you are a stockholder of record, you can revoke your proxy at any time before the final vote at the Meeting by:

●	giving written notice that you are revoking your proxy to the Company’s Secretary at 4400 Route 9 South, Suite 3100, Freehold, NJ 07728 (such revocation must be received before the Meeting);

●	delivering a properly completed proxy card with a later date, or vote by telephone or on the Internet at a later date (we will vote your shares as directed in the last instructions properly received from you prior to the Meeting); or

●	attending and voting online at the Meeting (note, simply attending the Meeting will not, by itself, revoke your proxy).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other agent that is the holder of record and following its instructions.

Please note that to be effective, your new proxy card, Internet or telephonic voting instructions or written notice of revocation must be received by the Company’s Secretary prior to the Meeting and, in the case of Internet or telephonic voting instructions, must be received before 11:59 p.m. Eastern Time on March 29, 2026.

Unless revoked, a proxy will be voted at the virtual meeting in accordance with the stockholder’s indicated instructions.

What if I return a signed proxy card or otherwise submit a valid proxy but do not make specific voting choices?

If you are a stockholder of record and submit a proxy without making any voting selections, your shares will be voted “FOR” each of the proposals described in this proxy statement in accordance with the recommendations of the Board.

If you are a beneficial owner, please see the discussion above regarding uninstructed shares under the heading “What happens if I do not vote?”.

What is the quorum requirement for the Meeting?

A quorum of stockholders is necessary to hold the Meeting. A quorum will be present if one-third of the outstanding shares of our capital stock entitled to vote on the record date are present in person or represented by proxy at the Meeting. On the record date, there were * shares of our common stock outstanding and entitled to vote. Thus, at least * shares must be present or represented by proxy at the Meeting in order for there to be a quorum. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum.

If a quorum is not present at the time appointed for the Meeting, the presiding officer may adjourn the Meeting to another time and place.

Who will count the votes?

Votes will be counted by the inspector of election appointed for the Meeting. The inspector of election will determine whether a quorum is present and will tabulate votes cast for each proposal by proxy and at the Meeting.

How many votes are required to approve each proposal?

Approval of each of the July 2025 Note Conversion Proposal, the December 2025 Note Proposal, the Series C Preferred Stock Conversion Proposal, the Exchange Proposal, the Advisor Shares Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal requires that a quorum is present at the Meeting and a majority of the votes cast on the proposal are cast affirmatively. In other words, to be approved, the votes cast “FOR” the proposal must exceed the votes cast “AGAINST” the proposal.

Abstentions and broker non-votes, if any, will be counted for purposes of calculating whether a quorum is present at the Meeting, but are not considered to be votes cast on any proposal and, therefore, broker non-votes and abstentions will have no effect on the outcome of the proposals.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of election, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What does it mean if I receive more than one proxy card?

If you receive more than one set of proxy materials or more than one proxy card or voting instruction form, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the proxy cards and/or voting instruction forms you receive to ensure that all of your shares are voted.

Am I entitled to appraisal rights?

No, our stockholders are not entitled to appraisal rights on any of the matters being submitted to stockholders at the Meeting.

Who will pay for the cost of this proxy solicitation?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Furthermore, we have retained Campaign Management as our proxy solicitation agent in connection with the solicitation of proxies for the Meeting at an approximate cost of $12,500, plus reimbursement of expenses. If you have any questions or require any assistance with completing your proxy, please contact Campaign Management by telephone (toll-free within North America) at 1-844-410-4009 or (call collect outside North America) at 1-212-632-8422 or by email at info@campaign-mgmt.com. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

How can I find out the results of the voting at the Meeting?

Preliminary voting results will be announced at the Meeting. Final voting results will be reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) that we expect to file within four business days after the Meeting.

Who can help answer questions I might have about the Meeting, including if I have any questions about how to vote?

If you have any questions concerning the virtual Meeting (including accessing the Meeting by virtual means) or would like additional copies of this proxy statement or need help voting your shares of the Company’s common stock, please contact Campaign Management by telephone (toll-free within North America) at 1-844-410-4009 or (call collect outside North America) at 1-212-632-8422 or by email at info@campaign-mgmt.com.

PROPOSAL NO. 1

THE JULY 2025 NOTE CONVERSION PROPOSAL

Background

On July 3, 2025, we issued two July 2025 Convertible Notes to two accredited investors on identical terms. Each July 2025 Convertible Note has a principal amount of $100,000, bears a one-time interest charge of $30,000, and matures nine months from the date of issuance.

Each holder of a July 2025 Convertible Note is entitled to convert the Conversion Amount (as defined in the July 2025 Convertible Notes) into shares of our common stock at a conversion price of $1.00 per share, subject to adjustment as set forth in the July 2025 Convertible Notes. The July 2025 Convertible Notes are subject to limits on conversion including an aggregate limit on the number of shares that may be issued upon conversion to 19.99% of our outstanding shares of common stock until our stockholders have approved this Proposal 1.

Reasons for Stockholder Approval

Our common stock is listed on The Nasdaq Capital Market, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market, including Nasdaq Listing Rule 5635(d), which requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of a binding agreement for the issuance of such securities; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of a binding agreement for the issuance of such securities (the “Minimum Price”).

Immediately prior to the issuance date of the July 2025 Convertible Notes, we had 2,429,084 shares of our common stock outstanding. If we receive stockholder approval of this Proposal 1, the potential issuance of shares of our common stock upon conversion of the July 2025 Convertible Notes, including interest due on the July 2025 Convertible Notes, could result in us issuing greater than 20% of our shares of common stock outstanding prior to giving effect to the offering of the July 2025 Convertible Notes at a price below the Minimum Price. As such, we are seeking stockholder approval under Nasdaq Rule 5635(d) for the sale, issuance or potential issuance by us of our common stock (or securities convertible into or exercisable for our common stock) in excess of 485,816 shares, which is 20% of the shares of our common stock outstanding immediately prior to the issuance date of the July 2025 Convertible Notes.

Description of the July 2025 Convertible Notes

Maturity Date. As disclosed above, the July 2025 Convertible Notes mature nine months from the issuance date.

Interest. As disclosed above, the July 2025 Convertible Notes bear a one-time interest charge of $30,000.

Conversion. As disclosed above, each holder of a July 2025 Convertible Note is entitled to convert the Conversion Amount into shares of our common stock at a conversion price equal to $1.00 per share, subject to adjustment as set forth in the July 2025 Convertible Notes.

Beneficial Ownership Limitation. We are prohibited from effecting a conversion of the July 2025 Convertible Notes to the extent that, as a result of such conversion, the holder of such note together with its affiliates, would beneficially own more than 4.99% of the number of shares of our common stock outstanding immediately after giving effect to the issuance of the shares of common stock issuable upon conversion of the July 2025 Convertible Note.

Conversion Limitation. As disclosed above, the July 2025 Convertible Notes are subject to limits on conversion including an aggregate limit on the number of shares that may be issued upon conversion to 19.99% of our outstanding shares of common stock until our stockholders have approved this Proposal 1.

Prepayment. We may prepay the July 2025 Convertible Notes in whole or in part at any time.

Potential Effects of the Proposal

If our stockholders do not approve this Proposal 1, the limitation on converting the July 2025 Convertible Notes will remain in effect and the holders of the July 2025 Convertible Notes will not be entitled to convert the July 2025 Convertible Notes into shares of our common stock to the extent that the conversion would result in the issuance of more 19.99% of our outstanding shares of common stock. The limitations on conversion that would remain in effect if this Proposal 1 is not approved could jeopardize our future financing prospects because prospective purchasers of securities may consider our stockholders as unsupportive of financings approved by our Board.

Failure to receive approval of this Proposal 1 at the Meeting may increase our general and administrative expenses if we need to solicit stockholder approval of this Proposal 1 at a subsequent meeting of stockholders or if we are required to pay the July 2025 Convertible Notes in cash if they cannot be fully converted at the option of the holder thereof, funds that we believe would be better spent pursuing our business plan.

Interests of Directors and Executive Officers

Our directors and executive officers do not have any interest in this this Proposal 1.

Vote Required

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal Brokers have discretion to vote on this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1.

PROPOSAL NO. 2

THE DECEMBER 2025 NOTE PROPOSAL

Background

On December 11, 2025, we entered into a securities purchase agreement with an accredited investor, Allen O Cage Jr., pursuant to which we issued an unsecured bridge note in the principal sum of $375,000 for gross proceeds of $300,000. The December 2025 Note carries an original issue discount of $75,000 and matures on April 15, 2026.

Upon the occurrence of an Event of Default (as defined in the December 2025 Note), the holder may convert the December 2025 Note into shares of our common stock at a conversion price equal to 50% of the volume weighted average price of our common stock during the five trading day period prior to the respective conversion date, subject to adjustment as provided therein as well as beneficial ownership limitations. Notwithstanding the foregoing, the conversion may not be lower than the Floor Price which is defined as 80% of the Minimum Price (as such term is defined by the rules and regulations of the Nasdaq Stock Market LLC, Rule 5635(d)(1)(A)) measured from the effective date of the securities purchase agreement, or such lower amount as permitted, from time to time, by the Nasdaq Stock Market, subject to downward adjustments for share splits, share dividends, share combinations, recapitalizations or other similar events (for the avoidance of doubt, share splits, share dividends, share combinations, recapitalizations or other similar events shall not cause an adjustment to increase the Floor Price). Pursuant to the securities purchase agreement, we agreed to issue Mr. Cage 100,000 Commitment Shares as a commitment fee.

The December 2025 Note is subject to limits on conversion including an aggregate limit on the number of shares that may be issued upon conversion to 19.99% of our outstanding shares of common stock until our stockholders have approved this Proposal 2. Furthermore, the issuance of the Commitment Shares is subject to stockholder approval of this Proposal 2.

Reasons for Stockholder Approval

Our common stock is listed on The Nasdaq Capital Market, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market, including Nasdaq Listing Rule 5635(d), which requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of a binding agreement for the issuance of such securities; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of a binding agreement for the issuance of such securities (the “Minimum Price”).

Immediately prior to the issuance date of the December 2025 Note, we had 4,451,609 shares of our common stock outstanding. If we receive stockholder approval of this Proposal 2, the potential issuance of shares of our common stock upon conversion of the December 2025 Note as well as the issuance of the Commitment Shares could result in us issuing greater than 20% of our shares of common stock outstanding prior to giving effect to the offering of the December 2025 Note at a price below the Minimum Price. As such, we are seeking stockholder approval under Nasdaq Rule 5635(d) for the sale, issuance or potential issuance by us of our common stock (or securities convertible into or exercisable for our common stock) in excess of 890,321 shares, which is 20% of the shares of our common stock outstanding immediately prior to the issuance date of the December 2025 Note.

Description of the July 2025 Convertible Notes

Maturity Date. As disclosed above, the December 2025 Note matures on April 15, 2026.

Interest. The December 2025 Note does not bear interest.

Conversion. As disclosed above, upon the occurrence of an Event of, the holder may convert the December 2025 Note into shares of our common stock at a conversion price equal to 50% of the volume weighted average price of our common stock during the five trading day period prior to the respective conversion date, subject to adjustment as provided therein as well as beneficial ownership limitations. Notwithstanding the foregoing, the conversion may not be lower than the Floor Price.

Beneficial Ownership Limitation. We are prohibited from effecting a conversion of the December 2025 Note to the extent that, as a result of such conversion, the holder of such note together with its affiliates, would beneficially own more than 4.99% of the number of shares of our common stock outstanding immediately after giving effect to the issuance of the shares of common stock issuable upon conversion of the December 2025 Note, which beneficial ownership limitation may be increased by the holder up to, but not exceeding, 9.99%.

Conversion Limitation. As disclosed above, the December 2025 Note is subject to limits on conversion including an aggregate limit on the number of shares that may be issued upon conversion to 19.99% of our outstanding shares of common stock until our stockholders have approved this Proposal 2.

Payment and Prepayment. Pursuant to the December 2025 Note, we are required to make the following payments in cash: $125,000 on March 15, 2026, $125,000 on April 15, 2026, and $125,000 on May 15, 2026. We may prepay the December 2025 Note at any time without penalty.

Potential Effects of the Proposal

If our stockholders do not approve this Proposal 2, the limitation on converting the December 2025 Note will remain in effect and the holder of the December 2025 Note will not be entitled to convert the December 2025 Note into shares of our common stock to the extent that the conversion would result in the issuance of more 19.99% of our outstanding shares of common stock. The limitations on conversion that would remain in effect if this Proposal 2 is not approved and our inability to issue the Commitment Shares could jeopardize our future financing prospects because prospective purchasers of securities may consider our stockholders as unsupportive of financings approved by our Board.

Failure to receive approval of this Proposal 2 at the Meeting may increase our general and administrative expenses if we need to solicit stockholder approval of this Proposal 2 at a subsequent meeting of stockholders or if we are required to pay the December 2025 Note in cash if it cannot be converted as set forth therein, funds that we believe would be better spent pursuing our business plan.

Interests of Directors and Executive Officers

Our directors and executive officers do not have any interest in this this Proposal 2.

Vote Required

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal Brokers have discretion to vote on this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

PROPOSAL NO. 3

THE SERIES C PREFERRED STOCK CONVERSION PROPOSAL

Background

On December 19, 2024, we entered into a securities purchase agreement with an accredited investor, York Sun Investment Holding Limited, a British Virgin Islands company, pursuant to which, on December 24, 2024, we sold the investor 3,500 shares of Series C Preferred Stock for $3,500,000. Subsequently, York Sun Investment Holding Limited sold 950 shares of Series C Preferred Stock to Mast Hill. Additionally, on July 21, 2025, we entered into a securities purchase agreement with Mast Hill pursuant to which we sold to Mast Hill 300 shares of Series C Preferred Stock for at $1,000 per share for gross proceeds of $300,000.

Reasons for Stockholder Approval

Our common stock is listed on The Nasdaq Capital Market, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market, including Nasdaq Listing Rule 5635(d), which requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the Minimum Price.

In light of this rule, the Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock (the “Series C COD”) provides that each share of Series C Preferred Stock shall be convertible, at any time and from time to time from and after the later of (i) the date we obtain approval of our stockholders as required by Nasdaq and (ii) the one year anniversary of the Original Issue Date (as defined in the Series C COD), at the option of the holder, into shares of our common stock as is determined by dividing the Series C Stated Value by the Series C Conversion Price (as defined below), subject to beneficial ownership limitations set forth in the Series C COD. As such, unless we obtain the approval of our stockholders as required by Nasdaq, we are prohibited from issuing any shares of common stock pursuant to the terms of the Series C COD, if (i) the issuance of such shares of common stock upon conversion of the Series C Preferred Stock would exceed 19.99% of our outstanding shares of common stock as of January 9, 2025, or, (ii) if such issuance would otherwise exceed the aggregate number of shares of common stock which the Company may issue without breaching its obligations under the rules and regulations of Nasdaq.

Accordingly, at the Meeting, stockholders will vote on the approval of the issuance of the shares common stock issuable upon conversion of the Series C Preferred Stock.

Series C Preferred Stock

The following is a summary of the material features of the Series C Preferred Stock. This summary is qualified in its entirety by the full text of the Series C COD, a copy of which is attached to this proxy statement as Appendix B.

Designation, Amount, and Par Value. The number of Series C Preferred Stock designated is 10,000 shares. The shares of Series C Preferred Stock have a par value of $0.0001 per share and a stated value of $1,000 per share (the “Series C Stated Value”).

Ranking. The Series C Preferred Stock rank (i) senior to our common stock and any other class or series of capital stock created after the Series C Preferred Stock, the terms of which specifically provide that such class or series shall rank junior to the Series C Preferred Stock, and (ii) pari passu with any class or series of capital stock created after the Series C Preferred Stock specifically ranking, by its terms, on par with the Series C Preferred Stock.

Conversion. Each share of Series C Preferred Stock is convertible, at any time and from time to time from and after the later of (i) the date we obtain approval of our stockholders as required by Nasdaq and (ii) the one year anniversary of the Original Issue Date (as defined in the Series C COD), at the option of the holder, into shares of our common stock as is determined by dividing the Series C Stated Value by the Series C Conversion Price, subject to beneficial ownership limitations set forth in the Series C COD. “Series C Conversion Price” means $2.41 per share, subject to adjustments as set forth in the Series C COD.

Dividends. Except for stock dividends or distributions for which adjustments are to be made as set forth in the Series C COD, holders of Series C Preferred Stock shall be entitled to receive dividends on shares of the Series C Preferred Stock equal (on an as-if-converted to common stock basis, disregarding any conversion limitations) to and in the same form as dividends actually paid on shares of common stock when, as and if such dividends are paid on shares of common stock.

Liquidation. Upon a liquidation, dissolution or winding up of the Company, the holders of Series C Preferred Stock will be entitled to receive, out of the assets available for distribution, (i) after and subject to the payment in full of all amounts required to be distributed to the holders of other classes or series of stock ranking on liquidation prior and in preference to the Series C Preferred Stock, (ii) ratably with any class or series of stock ranking on liquidation on parity with the Series C Preferred Stock and (iii) in preference and priority to the holders of shares of common stock, an amount equal to 100% of the Series C Stated Value in proportion to the full and preferential amount that all shares of Series C Preferred Stock are entitled to receive.

Beneficial Ownership Limitation. Holders of Series C Preferred Stock are prohibited from converting shares of Series C Preferred Stock into shares of common stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own in excess of 19.99% of the total number of shares of common stock issued and outstanding immediately after giving effect to such conversion.

Voting Rights. The holders of Series C Preferred Stock have no voting power except as otherwise required by the Delaware General Corporation Law. Notwithstanding the foregoing, in addition, as long as any shares of Series C Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series C Preferred Stock, voting as a separate class, (i) alter or change adversely the powers, preferences or rights given to the Series C Preferred Stock, (ii) increase the number of authorized shares of Series C Preferred Stock, (iii) authorize or issue an additional class or series of capital stock that ranks senior to the Series C Preferred Stock with respect to the distribution of assets on liquidation, or (iv) enter into any agreement with respect to any of the foregoing.

Effect on Current Stockholders

The issuance of shares of common stock upon conversion of the Series C Preferred Stock will not affect the rights of the holders of outstanding common stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders.

The Series C COD provides that the holder is prohibited from converting the Series C Preferred Stock to the extent the holder would beneficially own more than 4.99% of the Company’s outstanding shares of common stock after such conversion.

Unlike Nasdaq Rule 5635(d), which limits the aggregate number of shares the Company may issue to the holder of the Series C Preferred Stock, this beneficial ownership limitation limits the number of shares the holder may beneficially own at any one time. Consequently, the number of shares the holder may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of common stock increases over time. In addition, the holder may sell some or all of the shares it receives upon conversion of the Series C Preferred Stock, permitting it to acquire additional shares in compliance with the beneficial ownership limitation.

Description of Common Stock

The Company is currently authorized to issue 100,000,000 shares of common stock, par value $0.0001.

Common Stock

Dividends. Dividends may be declared and paid or set apart for payment upon the common stock out of any assets or funds of the Company legally available for the payment of dividends, but only when and as declared by our Board or any authorized committee of thereof, subject to any preferential dividend or other rights of the then outstanding preferred stock.

Voting Rights. Each share of common stock entitles the holders of our common stock to one vote per share on all matters submitted to a vote by our stockholders; provided, that, unless otherwise required by law, holders of our common stock are not entitled to vote on any amendment to our Certificate of Incorporation (or on any amendment to a certificate of designations of any series of undesignated preferred stock) that relates solely to the terms of one or more outstanding series of our preferred stock, if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to our Certificate of Incorporation. Holders of our common stock do not have cumulative voting rights.

Liquidation. If the Company is voluntarily or involuntarily liquidated, dissolved or wound-up, the holders of common stock will be entitled to receive, after distribution in full of the preferential amounts, if any, all of the remaining assets available for distribution ratably in proportion to the number of shares of common stock held by them.

Other Rights. Holders of our common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to and may be adversely affected by the rights of the holders of shares of any series of preferred stock that we designate and issue.

Market. The Company’s common stock is traded on The Nasdaq Capital Market under the symbol “ALBT.”

Anti-Takeover Provisions

The Delaware General Corporation Law (“DGCL”), our Certificate of Incorporation and our Amended and Restated Bylaws, as amended (“Bylaws”) contain provisions that could have the effect of delaying, deferring or discouraging another party from acquiring control of us. The purpose of these provisions, which are summarized below, is to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of our Company to first negotiate with our Board.

Special Meetings. Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of our undesignated preferred stock, special meetings of our stockholders may be called only by our Board acting pursuant to a resolution approved by the affirmative vote of a majority of the directors then in office. The order of business and all other matters of procedure at any meeting of the stockholders will be determined by a presiding officer designated by our Board.

Removal of Directors. Our Certificate of Incorporation provides that our directors may be removed only by the affirmative vote of a majority of the voting power of the outstanding shares of capital stock then entitled to vote at an election of directors. In addition, at least 45 days prior to any annual or special meeting of stockholders at which it is proposed that a director be removed from office, written notice of such proposed removal and the alleged grounds thereof must be sent to the director whose removal will be considered at the meeting.

Stockholder Action by Written Consent. Any action that is permitted to be taken by our stockholders by written consent without a meeting must first satisfy the requirements and procedures set forth in our Certificate of Incorporation and Bylaws.

Advance Notice Requirements for Stockholder Proposals. Our Bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of persons for election to our Board. Stockholders at an annual meeting are only able to consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of our Board or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to our secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding shares entitled to vote.

Delaware Business Combination Statute. We are subject to Section 203 of the DGCL. Subject to certain exceptions, Section 203 of the DGCL prevents a publicly held Delaware corporation from engaging in a “business combination” with any “interested stockholder” for three years following the date that the person became an interested stockholder, unless the interested stockholder attained such status with the approval of Board or unless the business combination is approved in a prescribed manner. A “business combination” includes, among other things, a merger or consolidation involving us and the “interested stockholder” and the sale of more than 10% of our assets. In general, an “interested stockholder” is any entity or person beneficially owning 15% or more of our outstanding voting stock and any entity or person affiliated with or controlling or controlled by such entity or person.

Amendment of Certificate of Incorporation and Bylaws. The DGCL provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or by-laws, unless a corporation’s certificate of incorporation or by-laws, as the case may be, requires a greater percentage. Our Bylaws may be amended or repealed by the affirmative vote of a majority vote of our Board of directors then in office or the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares entitled to vote on such amendment or repeal, voting as a single class; provided, however, that if our Board recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal will only require the affirmative vote of the majority of the voting power of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class. In addition, we reserve the right to amend or repeal our Certificate of Incorporation in the manner now or hereafter prescribed by statute and by our Certificate of Incorporation, and any rights conferred upon the stockholders in our Certificate of Incorporation are granted subject to this reservation. Whenever any vote of the holders of our capital stock is required to amend or repeal any provision of our Certificate of Incorporation, and in addition to any other vote of holders of capital stock that is required by the our Certificate of Incorporation or Bylaws, such amendment or repeal will require the affirmative vote of the majority of the voting power of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the voting power of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose.

Exclusive Forum Selection. Our Bylaws provide that, unless we consent in writing to the selection of an alternative forum, the Court of Chancery in the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of our Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, stockholder or other employee of our Company to our Company or our stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or our Certificate of Incorporation or Bylaws, or (iv) any action asserting a claim against our Company governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of our Company shall be deemed to have notice of and consented to the provisions of our exclusive forum selection as set forth in our Bylaws. Although our Bylaws contain the choice of forum provision described above, it is possible that a court could rule that such a provision is inapplicable for a particular claim or action or that such provision is unenforceable.

Effect of Approval

Upon obtaining stockholder approval requested in this proposal 3, we would no longer be bound by Nasdaq Listing Rule 5635(d)’s restriction on the number or shares of common stock we are able to issue upon conversion of the Series C Preferred Stock. As the conversion price of the Series C Preferred Stock could be adjusted downwards upon the occurrence of certain events in the future, we are unable to accurately predict how many shares of common stock may be issuable upon full conversion of the Series C Preferred Stock. As such, the additional shares that the Company could issue to the holders of the Series C Preferred Stock may result in significant dilution to existing stockholders, a decline in our share price, or greater price volatility.

Each additional common share that would be issuable to the holders of Series C Preferred Stock would have the same rights and privileges as each of our currently authorized common shares. See “— Description of Common Stock” above.

Interests of Directors and Executive Officers

Our directors and executive officers do not have any interest in this this Proposal 3.

Vote Required

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal Brokers have discretion to vote on this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3.

PROPOSAL NO. 4

THE EXCHANGE PROPOSAL

Background

On November 7, 2022, we entered into a securities purchase agreement with an accredited investor pursuant to which we issued such investor 5,000 shares of our Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), for gross proceeds of $5,000,000. In addition, Wenzhao Lu, the Chairman of our Board, purchased the 5,000 shares of Series A Preferred Stock from the investor. On December 14, 2022, we entered into a securities purchase agreement with Wenzhao Lu, the Chairman of our Board, pursuant to which we sold to Mr. Lu 4,000 shares of our Series A Preferred Stock for gross proceeds of $4,000,000.

On January 9, 2025, we entered into an exchange agreement with Wenzhao Lu pursuant to which Mr. Lu exchanged 9,000 shares of Series A Preferred Stock for 5,000 shares of Series D Preferred Stock pursuant to an exemption from registration under Section 3(a)(9) of the Securities Act of 1933, as amended.

The Company and the Board have determined that it is in the best interests of the Company and its stockholders to exchange the Series D Preferred Stock for 2,074,689 shares for the Company’s common stock (the “Exchange Securities”).

The exchange of the Series D Preferred Stock for the Exchange Securities, and the other terms of the transactions contemplated thereby, are subject to the terms and conditions of the Exchange Agreement between the Company and Wenzhao Lu included in this proxy statement as Appendix C, including the condition that the Company receive stockholder approval.

Reasons for Stockholder Approval

Our common stock is listed on The Nasdaq Capital Market, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market, including Nasdaq Listing Rule 5635(d), which requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the Minimum Price.

In light of this rule, the Exchange Agreement provides that, unless we obtain the approval of our stockholders as required by Nasdaq, we are prohibited from issuing any Exchange Securities if the issuance of such Exchange Securities would exceed 19.99% of our outstanding shares of common stock outstanding before the transaction. The number of shares of common stock issuable upon the closing of the transactions contemplated by the Exchange Agreement will exceed 20% of our outstanding common stock on the date before we close the transaction and could potentially be issued at a price less than the Minimum Price of the shares on the applicable date. To meet the requirements of Nasdaq Listing Rule 5635(d), we need stockholder approval to approve the Exchange Proposal and the issuance of the Exchange Securities contemplated by the Exchange Agreement. Accordingly, at the Meeting, stockholders will vote on the approval of the issuance of the Exchange Securities in exchange for the 5,000 shares of Series D Preferred Stock held by Mr. Lu.

Furthermore, we are subject to Nasdaq Listing Rule 5635(c), which requires stockholder approval in connection with certain equity compensation. For this purpose, “equity compensation” includes common stock (and/or securities convertible into or exercisable for common stock) issued to a company’s officers, directors, employees or consultants at a discount to the Market Value (as defined herein) of such company’s common stock. “Market Value” is defined as the consolidated closing bid price (as reflected on Nasdaq.net) immediately preceding the time that the listed company enters into a binding agreement with such officer, director, employee or consultant to issue the equity compensation.

The issuance of the Exchange Securities may result in shares of our common stock being issued to the Chairman of our Board at a price below the Market Value of our common stock. Thus, the issuance of the Exchange Securities may be is considered “equity compensation” under Nasdaq Listing Rule 5635(c). By approving this Proposal 4, you are approving the proposal for purposes of the requirements under Nasdaq Listing Rule 5635(c), which would result in our Chairman being able to acquire shares of our common stock at a price that may be less than Market Value.

Effect on Current Stockholders

The issuance of the Exchange Securities in exchange for the 5,000 shares of Series D Preferred Stock held by Mr. Lu will not affect the rights of the holders of outstanding common stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders.

After giving effect to the Exchange Transactions, Wenzhao Lu will own 2,313,617 shares of common stock.

Description of Common Stock

The Company is currently authorized to issue 100,000,000 shares of common stock, par value $0.0001.

Common Stock

Dividends. Dividends may be declared and paid or set apart for payment upon the common stock out of any assets or funds of the Company legally available for the payment of dividends, but only when and as declared by our Board or any authorized committee of thereof, subject to any preferential dividend or other rights of the then outstanding preferred stock.

Voting Rights. Each share of common stock entitles the holders of our common stock to one vote per share on all matters submitted to a vote by our stockholders; provided, that, unless otherwise required by law, holders of our common stock are not entitled to vote on any amendment to our Certificate of Incorporation (or on any amendment to a certificate of designations of any series of undesignated preferred stock) that relates solely to the terms of one or more outstanding series of our preferred stock, if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to our Certificate of Incorporation. Holders of our common stock do not have cumulative voting rights.

Liquidation. If the Company is voluntarily or involuntarily liquidated, dissolved or wound-up, the holders of common stock will be entitled to receive, after distribution in full of the preferential amounts, if any, all of the remaining assets available for distribution ratably in proportion to the number of shares of common stock held by them.

Other Rights. Holders of our common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to and may be adversely affected by the rights of the holders of shares of any series of preferred stock that we designate and issue.

Market. The Company’s common stock is traded on The Nasdaq Capital Market under the symbol “ALBT.”

Anti-Takeover Provisions

The DGCL, our Certificate of Incorporation and our Bylaws contain provisions that could have the effect of delaying, deferring or discouraging another party from acquiring control of us. The purpose of these provisions, which are summarized below, is to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of our Company to first negotiate with our Board.

Special Meetings. Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of our undesignated preferred stock, special meetings of our stockholders may be called only by our Board acting pursuant to a resolution approved by the affirmative vote of a majority of the directors then in office. The order of business and all other matters of procedure at any meeting of the stockholders will be determined by a presiding officer designated by our Board.

Removal of Directors. Our Certificate of Incorporation provides that our directors may be removed only by the affirmative vote of a majority of the voting power of the outstanding shares of capital stock then entitled to vote at an election of directors. In addition, at least 45 days prior to any annual or special meeting of stockholders at which it is proposed that a director be removed from office, written notice of such proposed removal and the alleged grounds thereof must be sent to the director whose removal will be considered at the meeting.

Stockholder Action by Written Consent. Any action that is permitted to be taken by our stockholders by written consent without a meeting must first satisfy the requirements and procedures set forth in our Certificate of Incorporation and Bylaws.

Advance Notice Requirements for Stockholder Proposals. Our Bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of persons for election to our Board. Stockholders at an annual meeting are only able to consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of our Board or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to our secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding shares entitled to vote.

Delaware Business Combination Statute. We are subject to Section 203 of the DGCL. Subject to certain exceptions, Section 203 of the DGCL prevents a publicly held Delaware corporation from engaging in a “business combination” with any “interested stockholder” for three years following the date that the person became an interested stockholder, unless the interested stockholder attained such status with the approval of Board or unless the business combination is approved in a prescribed manner. A “business combination” includes, among other things, a merger or consolidation involving us and the “interested stockholder” and the sale of more than 10% of our assets. In general, an “interested stockholder” is any entity or person beneficially owning 15% or more of our outstanding voting stock and any entity or person affiliated with or controlling or controlled by such entity or person.

Amendment of Certificate of Incorporation and Bylaws. The DGCL provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or by-laws, unless a corporation’s certificate of incorporation or by-laws, as the case may be, requires a greater percentage. Our Bylaws may be amended or repealed by the affirmative vote of a majority vote of our Board of directors then in office or the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares entitled to vote on such amendment or repeal, voting as a single class; provided, however, that if our Board recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal will only require the affirmative vote of the majority of the voting power of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class. In addition, we reserve the right to amend or repeal our Certificate of Incorporation in the manner now or hereafter prescribed by statute and by our Certificate of Incorporation, and any rights conferred upon the stockholders in our Certificate of Incorporation are granted subject to this reservation. Whenever any vote of the holders of our capital stock is required to amend or repeal any provision of our Certificate of Incorporation, and in addition to any other vote of holders of capital stock that is required by the our Certificate of Incorporation or Bylaws, such amendment or repeal will require the affirmative vote of the majority of the voting power of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the voting power of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose.

Exclusive Forum Selection. Our Bylaws provide that, unless we consent in writing to the selection of an alternative forum, the Court of Chancery in the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of our Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, stockholder or other employee of our Company to our Company or our stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or our Certificate of Incorporation or Bylaws, or (iv) any action asserting a claim against our Company governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of our Company shall be deemed to have notice of and consented to the provisions of our exclusive forum selection as set forth in our Bylaws. Although our Bylaws contain the choice of forum provision described above, it is possible that a court could rule that such a provision is inapplicable for a particular claim or action or that such provision is unenforceable.

Effect of Approval

Upon obtaining stockholder approval requested in this proposal 4, we would no longer be bound by Nasdaq Listing Rule 5635(d)’s restriction on the number of Exchange Securities we are able to issue in exchange for the Series D Preferred Stock.

Interests of Directors and Executive Officers

Except for Wenzhao Lu, the Chairman of our Board, our officers and directors do not have any substantial interest, direct or indirect, in in this proposal.

Vote Required

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal Brokers have discretion to vote on this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4.

PROPOSAL NO. 5

THE ADVISOR SHARES PROPOSAL

Background

On December 1, 2025, we entered into a six month consulting agreement with a consultant, as amended on February 16, 2026, pursuant to which the Advisor agreed to provide the Company with certain advisory services, including assisting us with the integration of RPM INTERACTIVE, INC. Pursuant to the Consulting Agreement, we agreed, upon mutual consent, to issue the Advisor 450,000 shares of restricted common stock for services, subject to stockholder approval of such shares in accordance with the rules of the Nasdaq Stock Market.

Reasons for Stockholder Approval

Our common stock is listed on The Nasdaq Capital Market, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market. Subject to certain exceptions, Nasdaq Listing Rule 5635(c) requires us to obtain stockholder approval prior to the issuance of securities when a stock option or purchase plan is to be established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which stock may be acquired by officers, directors, employees, or consultants.

As such, we are requesting that our stockholders approve the issuance of the Advisor Shares.

Potential Effects of the Proposal

If our stockholders do not approve this Proposal 5, we will be unable to issue the Advisory Shares. Failure to receive approval of this Proposal 5 at the Meeting may increase our general and administrative expenses if we need to solicit stockholder approval of this Proposal 5 at a subsequent meeting of stockholders or if we are required to pay the Advisor for its services in cash, funds that we believe would be better spent pursuing our business plan.

Interests of Directors and Executive Officers

Our directors and executive officers do not have any interest in this this Proposal 5.

Vote Required

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal Brokers have discretion to vote on this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 5.

PROPOSAL NO. 6

THE REVERSE STOCK SPLIT PROPOSAL

General

Our Board has adopted and is recommending that our stockholders approve an amendment to our Certificate of Incorporation to effect a reverse split of the issued shares of our common stock at a ratio that is not less than 1-for-2 and not greater than 1-for-25, without reducing the authorized number of shares of our common stock, with the exact ratio to be selected by the Board in its discretion, and to be effected, if at all, in the sole discretion of the Board at any time after stockholder approval of the amendment and before March 30, 2028 without further approval or authorization of our stockholders. If our stockholders approve this proposal, the Board will have authority to give effect to the reverse stock split. However, notwithstanding stockholder approval of this proposal, the Board may elect not to proceed with the reverse stock split if, at any time the Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the reverse stock split. By voting in favor of this proposal, you are expressly also authorizing the Board to determine not to proceed with the reverse stock split in its sole discretion.

If the reverse stock split is implemented, at the effective time of the reverse split, the issued shares of our common stock immediately prior to the effective time will be combined and reclassified into a smaller number of shares such that, except for adjustments that may result from the treatment of fractional shares as described below, each of our stockholders will own one new share of our common stock for every two to 25 shares of common stock owned by such stockholder immediately prior to the effective time of the reverse split, depending on the exact ratio approved by the Board.

A copy of the proposed form of certificate of amendment to our Certificate of Incorporation to effect the reverse stock split is attached as Appendix A to this proxy statement.

Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Nasdaq Listing Rule 5550(a)(2) requires listed securities to maintain a minimum bid price of $1.00 per share, and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days.

Our primary reason for recommending the reverse stock split is based on our belief that the reverse stock split may be necessary to increase the bid price of our common stock to avoid being delisted from The Nasdaq Capital Market. Our common stock is publicly traded and listed on The Nasdaq Capital Market under the trading symbol “ALBT.” To maintain our listing, we must comply with the continued listing requirements of The Nasdaq Capital Market, which include a minimum bid price requirement of $1.00 per share.

While we are currently in compliance with Nasdaq’s minimum bid price rule, the Board has considered the potential harm to the Company and our stockholders should we not be in compliance with Nasdaq’s minimum bid price rule and Nasdaq delists our common stock from The Nasdaq Capital Market. Delisting our common stock could adversely affect the liquidity and market price of our common stock because alternatives, such as the OTCQB and the Pink markets operated by the OTC Markets Group Inc., are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our common stock on such markets. Many investors likely would not buy or sell our common stock due to difficulty in accessing the OTCQB or Pink markets, policies preventing them from trading in securities not listed on a national securities exchange, or other reasons. Delisting of our common stock from The Nasdaq Capital Market could also cause a loss of confidence of existing or potential industry partners, clients, vendors, lenders, and employees, which could further harm our business and our future prospects. The Board believes that the reverse stock split is a potentially effective means for us to maintain compliance with Nasdaq’s minimum bid price rule by producing the immediate effect of increasing the per share bid price of our common stock to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from The Nasdaq Capital Market.

In addition, the reverse stock split may make our common stock a more attractive and cost-effective investment to a broader range of investors, which in turn could improve the marketability and liquidity of our common stock. For example, the current market price of our common stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing our common stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in investors paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

Reducing the number of outstanding shares of our common stock through the reverse stock split is intended, absent other factors, to increase the per share bid price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the bid price of our common stock. As a result, there can be no assurance that the reverse stock split, if completed, will result in the intended or expected benefits described above, that the bid price of our common stock will increase following the reverse stock split, that as a result of the reverse stock split we will be able to continue to satisfy Nasdaq’s minimum bid price rule, or that the bid price of our common stock will not decrease in the future. Additionally, we cannot assure you that the bid price per share of our common stock after the reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split. Accordingly, the total market capitalization of our common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split, and a reduction in number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock.

Effects of the Reverse Stock Split

Generally

Based on * shares of our common stock issued as of the record date for the Meeting, which includes * shares of treasury stock, immediately following the reverse stock split, if implemented (without giving effect to rounding for fractional shares):

●	assuming a 2-for-1 reverse split ratio, we would have approximately * shares of common stock issued, which includes approximately * shares of treasury stock;

●	assuming a 12-for-1 reverse split ratio, we would have approximately * shares of common stock issued, which includes approximately * shares of treasury stock; and

●	assuming a 25-for-1 reverse split ratio, we would have approximately * shares of common stock issued, which includes approximately * shares of treasury stock.

The reverse stock split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest or any stockholder’s proportionate voting power, except that, as described below under “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the reverse stock split because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share.

The reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

If the reverse stock split is effected, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our common stock, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below under “Procedure for Implementing the Reverse Stock Split - Holders of Certificated Shares of Common Stock.”

Our common stock is currently registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the current and periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of our common stock under the Exchange Act. In addition, notwithstanding the decrease in the number of outstanding shares that will result if the reverse stock split is effected, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Our common stock would continue to be listed on The Nasdaq Capital Market under the symbol “ALBT” immediately following the reverse stock split, although it is likely that Nasdaq would temporarily add the letter “D” to the end of the trading symbol to indicate that the reverse stock split occurred.

Effect on Authorized Shares of Common Stock

The reverse stock split will not change the number of authorized shares of our common stock. Because the number of issued shares of our common stock will decrease if the reverse stock split is effected, the number of shares of our common stock remaining available for issuance will increase. Currently, the number of authorized shares of our common stock is 100,000,000. Subject to limitations imposed by Nasdaq, the additional shares available for issuance may be issued without stockholder approval at any time, in the sole discretion of the Board. The authorized and unissued shares may be issued for cash, for acquisitions or for any other purpose that the Board determines to be in our best interests.

By increasing the number of authorized but unissued shares of our common stock, the reverse stock split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, it may be possible for the Board to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company or our stockholders. The reverse stock split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the reverse stock split may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The reverse stock split may have the effect of permitting our current management, including our current directors, to retain their position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with our operations. However, the Board is not aware of any attempt to take control of the Company and the Board has not approved the reverse stock split with the intent that it be utilized as a type of anti-takeover device.

Effect on Par Value of our Common Stock

The reverse stock split will not affect the per share par value of our common stock, which will remain at $0.0001.

Effect on Warrants, and Convertible or Exchangeable Securities

If the reverse stock split is effected, proportionate adjustments are generally required to be made to the per share exercise or conversion price and the number of shares issuable upon the exercise or conversion of outstanding warrants, and convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of our common stock, if any. This will result in approximately the same aggregate price being required to be paid under such securities upon exercise, exchange or conversion, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the reverse stock split as was the case immediately preceding the reverse stock split. The number of shares reserved for issuance pursuant to these securities, if any, will be proportionately adjusted based on the reverse stock split ratio approved by the Board, subject to our treatment of fractional shares.

Effect on Authorized Shares and Par Value of our Preferred Stock

The reverse stock split will not affect the authorized number or per share par value of our preferred stock. As of the record date, we have * shares of Series C Preferred Stock, par value $0.0001 per share, * shares of Series D Preferred Stock, par value $0.0001 per share, and * shares of Series E Non-Voting Convertible Preferred Stock par value $0.0001 per share, outstanding (“Series E Preferred Stock”).

Effect on our Equity Incentive Plans and Outstanding Awards

Pursuant to the terms of our Amended and Restated 2020 Stock Incentive Plan (the “2020 Plan”) and 2019 Incentive Stock Plan (the “2019 Plan”) (collectively, the “Plans”), the number of shares of common stock issuable upon exercise or vesting of all then outstanding stock options, restricted stock units (“RSUs”), and other equity awards will be proportionately adjusted using the reverse stock split ratio approved by the Board for the reverse stock split, and rounded up or down to the nearest whole share. The number of shares then reserved for issuance under the Plans will also be reduced proportionately based upon the reverse stock split ratio approved by the Board. In addition, the exercise price for each outstanding stock option will be increased in inverse proportion to the reverse stock split ratio approved by the Board such that upon an exercise, the aggregate exercise price payable by the option holder to the Company for the shares subject to the option will remain approximately the same as the aggregate exercise price prior to the reverse stock split, subject to the terms of such securities.

The following table contains approximate information, based on share information as of the record date, relating to our common stock based on potential reverse stock split ratios (without giving effect to the treatment of fractional shares):

Status	Number of Shares of Common Stock Authorized for Issuance	Number of Shares of Common Stock Issued (1)	Number of Shares of Common Stock Reserved for Future Issuance (2)	Number of Shares of Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split	100,000,000	*	*	*
Post-Reverse Stock Split 1-for-2	100,000,000	*	*	*
Post-Reverse Stock Split 1-for-12	100,000,000	*	*	*
Post-Reverse Stock Split 1-for-25	100,000,000	*	*	*

(1)	Includes treasury stock. The pre-reverse stock split number of shares of treasury stock is * shares.

(2)	The pre-reverse stock split number of shares of common stock reserved for future issuance is based on the following:

●	* shares of common stock issuable upon the exercise of stock options outstanding at a weighted average exercise price of $* per share;

●	* shares of common stock issuable upon the exercise of warrants outstanding at a weighted average exercise price of $* per share;

●	* shares of common stock issuable upon the exercise of pre-funded warrants outstanding at an exercise price of $* per share;

●	* shares of common stock issuable upon the conversion of outstanding convertible notes in the principal amount of $*;

●	* shares of common stock issuable upon conversion of Series C Preferred Stock (excluding limitations on beneficial ownership);

●	* shares of common stock issuable upon conversion of Series D Preferred Stock (excluding limitations on beneficial ownership);

●	* shares of common stock issuable upon conversion of Series E Preferred Stock (excluding limitations on beneficial ownership); and

●	* shares of common stock reserved for future grants of awards under the Plans.

Fractional Shares

We will not issue fractional shares in connection with the reverse stock split. Instead, record holders of our common stock who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by the reverse stock split ratio approved by the Board will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

Procedure for Implementing the Reverse Stock Split

If our stockholders approve this proposal, and if the Board determines that it is in our best interest and the best interests of our stockholders to implement the reverse stock split, we will file the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the reverse stock split with the reverse stock split ratio approved by the Board. As of the effective time of the reverse stock split, each stock certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Holders of Certificated Shares of Common Stock

If the reverse stock split is effected, stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the effective time of the reverse stock split. The letter of transmittal will contain instructions on how a stockholder should surrender their certificate(s) representing pre-split shares of our common stock to our transfer agent in exchange for certificates representing the appropriate number of shares of post-reverse stock split common stock. No certificates representing post-split shares of our common stock will be issued to a stockholder until such stockholder has surrendered to our transfer agent all their certificates representing their pre-split shares, together with a properly completed and executed letter of transmittal. No stockholder will be required to pay a transfer or other fee to exchange their certificates representing pre-split shares of our common stock. Until surrendered, we will deem certificates representing pre-split shares of our common stock to be cancelled and only to represent the number of whole shares of post-split shares of our common stock to which these stockholders are entitled, subject to the treatment of fractional shares. If a certificate representing pre-split shares of our common stock bears a restrictive legend, the certificate issued in exchange therefor will bear the same restrictive legend. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.

Registered “Book-Entry” Holders of Common Stock

If the reverse stock split is effected, stockholders who hold their shares of our common stock electronically in book-entry form with our transfer agent will not need to any take action to receive their shares of post-reverse stock split common stock (i.e., the exchange will be automatic).

Beneficial Owners

If the reverse stock split is effected, we intend to treat shares held by stockholders through a broker, bank, or other nominee in the same manner as shares held by stockholders of record. Brokers, banks, and other nominees will be instructed to effect the reverse stock split for beneficial owners holding our common stock in street name. However, these brokers, banks, and other nominees may have different procedures for processing the reverse stock split than for stockholders of record. Stockholders who hold shares of our common stock in street name and who have questions in this regard are encouraged to contact the brokers, banks, or other nominees holding their shares.

Accounting Matters

The reverse stock split will not affect the per share par value of our common stock. As a result, as of the effective time of the reverse stock split, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet, in the aggregate, will not change due to the reverse stock split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the reverse stock split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder of our common stock, which is a beneficial owner of our common stock that is either:

●	an individual citizen or resident of the United States;

●	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the reverse stock split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. For example, this summary does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates or former citizens or residents, persons subject to the alternative or corporate minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons who acquired their shares or equity awards in connection with employment or other performance of services, (iii) persons who hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes, or (iv) persons who do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address the Medicare tax on net investment income, tax considerations in respect of our preferred stock, or tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the reverse stock split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the reverse stock split, whether or not they are in connection with the reverse stock split.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the reverse stock split, and there can be no assurance that the Internal Revenue Service will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

Stockholders should consult their own tax advisors concerning the particular U.S. federal tax consequences of the reverse stock split to them, as well as the consequences to them arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The reverse stock split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Certain filings with the Internal Revenue Service must be made by us and certain “significant holders” of our common shares in order for the reverse stock split to qualify as a reorganization. Assuming the reverse stock split qualifies as a reorganization, other than with respect to any U.S. holder that receives a full share in lieu of a fractional share, a U.S. holder generally will not recognize gain or loss upon the exchange of shares of our common stock for a lesser number of shares of our common stock, based upon the reverse stock split ratio.

A U.S. holder’s aggregate tax basis in the lesser number of shares of our common stock received in the reverse stock split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the reverse stock split (increased by any income or gain recognized on receipt of a whole share in lieu of a fractional share). Except in the case of any portion of a share of common stock treated as a dividend or as to which a U.S. holder recognizes capital gain as a result of the treatment of fractional shares, discussed below, the holding period for the common stock received as a result of the reverse stock split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the reverse stock split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered for the shares of our common stock received pursuant to the reverse stock split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

As noted above, we will not issue fractional shares in connection with the reverse stock split. Instead, stockholders who would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share of common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share are not clear. A U.S. holder that receives a full share in lieu of a fractional share may be treated as though it received a distribution from us to the extent that the value of the full share exceeds the value of the fractional share the holder otherwise would have received. Such distribution would generally be a dividend to the extent of our current or accumulated earnings and profits. Any amount in excess of earnings and profits would generally reduce the holder’s basis in its shares by the amount of such excess to zero, and any such excess greater than the holder’s basis would be treated as capital gain. The portion of the full share in excess of the fractional share would generally have a tax basis equal to the amount recognized as a dividend or as capital gain and the holding period for such share would begin on the date of the deemed distribution. Holders are urged to consult their own tax advisors as to the possible tax consequences of receiving an additional fraction of a share in the reverse stock split.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT CONSTITUTE A TAX OPINION. EACH STOCKHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Interests of Directors and Executive Officers

None of the Company’s directors or executive officers have any substantial interest, directly or indirectly, in this proposal except to the extent of their ownership of shares of our common stock and/or securities exercisable for or convertible into shares of our common stock, which shares and securities would be subject to the same proportionate adjustment based on the reverse stock split ratio approved by the Board as all other issued shares of our common stock and securities exercisable for or convertible into shares of our common stock.

Vote Required

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 6.

PROPOSAL NO. 7

THE ADJOURNMENT PROPOSAL

General

In this proposal, we are asking our stockholders to authorize us to adjourn the Meeting to another time and place, if necessary or advisable, to solicit additional proxies if there are not sufficient votes to approve any of the foregoing proposals at the Meeting. If our stockholders approve this proposal, we could adjourn the Meeting without a vote on any of the foregoing proposals to solicit additional proxies and/or to seek to convince stockholders to change their votes in favor of any such proposals.

If the Meeting is adjourned, notice need not be given of the adjourned meeting if the time, place, if any, thereof (and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting) are announced at the Meeting or displayed, during the time scheduled for the Meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication. However, if the adjournment is for more than 30 days, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the Meeting. In addition, if after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting will be given to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Interests of Directors and Executive Officers

None of the Company’s directors or executive officers have any substantial interest, directly or indirectly, in this proposal except to the extent of their ownership of shares of the Company’s common stock and/or securities exercisable for or convertible into shares of our common stock.

Vote Required

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 7.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of common stock, Series C Preferred Stock and Series D Preferred Stock as of February 10, 2026 by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of the outstanding shares of any class of our outstanding voting securities;

●	each of the Company’s directors and director nominees;

●	each of the Company’s named executive officers; and

●	all of the Company’s directors and executive officers as a group.

Beneficial ownership is determined according to SEC rules, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options that are currently exercisable or become exercisable and preferred stock that are currently convertible or become convertible within 60 days. Except as described in the footnotes below, we believe that based on the information furnished to us, each person and entity named in the table below has sole voting and dispositive power with respect to all shares of common stock beneficially owned by them, subject to any applicable community property laws.

The number of shares of common stock beneficially owned by our directors and executive officers includes shares that such persons have the right to acquire within 60 days of February 10, 2026, including through the exercise of stock options and conversion of the Series C Preferred Stock and Series D Preferred as noted in the table footnotes.

Unless otherwise indicated, the business address for each beneficial owner listed is c/o Avalon GloboCare Corp. 4400 Route 9 South, Suite 3100, Freehold, NJ 07728

	Common Stock(1)			Series C Preferred Stock(2)		Series D Preferred Stock(3)
Name and address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage Beneficially Owned(4)	Number of Shares Beneficially Owned	Percentage Beneficially Owned(5)	Number of Shares Beneficially Owned	Percentage Beneficially Owned(6)	Combined Voting Power(1)
Directors and Named Executive Officers
Meng Li	36,334	(7)	*	-	-	-	-	*
Luisa Ingargiola	16,000	(8)	*	-	-	-	-	*
Wenzhao Lu	238,928	(9)	4.15%	-	--	5,000	100%	4.15%
Lourdes Felix	1,586	(10)	*	-	-	-	-	*
Steven A. Sanders	2,132	(11)	*	-	-	-	-	*
William B. Stilley, III	2,132	(12)	*	-	-	-	-	*
Wilbert J. Tauzin II	4,503	(13)	*	-	-	-	-	*
Tevi Troy	2,132	(14)	*	-	-	-	-	*
Michael Mathews	-		-	-	-	-	-	-
All Executive Officers and Directors as a Group (9 persons)	303,747		5.25%	-	-	5,000	100%	5.24%
5% or Greater Stockholders:
Platinum Edge Limited (15)	-		-	2,550	67.11%	-	-	-
Mast Hill (16)	600,000	(17)	9.43%	1,250	32.89%	-	-	9.43%

*	Less than one percent.

(1)	Each share of Common Stock is entitled to one vote.

(2)	Unless required by the Delaware General Corporation Law or as otherwise set forth in the Series C COD, the Series C Preferred Stock has no voting power. Each share of Series C Preferred Stock is convertible into shares of common stock by dividing the Series C Stated Value ($1,000) by the Series C Conversion Price then in effect ($2.41 as of the record date), or approximately 415 shares.

(3)	Unless required by the Delaware General Corporation Law or as otherwise set forth in the Certificate of Designation of Preferences, Rights and Limitations of the Series D Preferred Stock, the Series D Preferred Stock has no voting power. Each share of Series D Preferred Stock is convertible into shares of common stock by dividing the Series D Preferred Stock Stated Value ($1,000) by the Series D Conversion Price then in effect ($2.41 as of the record date), or approximately 415 shares.

(4)	Percentages are based upon 5,759,740 shares of common stock outstanding as of February 10, 2026.

(5)	Percentages are based upon 3,800 shares of Series C Preferred Stock outstanding as of February 10, 2026.

(6)	Percentages are based upon 5,000 shares of Series D Preferred Stock outstanding as of February 10, 2026.

(7)	Represents (i) 34,334 shares of common stock and (ii) options to purchase up to 2,000 shares of common stock.

(8)	Represents options to purchase up to 16,000 shares of common stock.

(9)	Represents (i) 221,286 shares of common stock held by Wenzhao Lu and (ii) 17,642 shares of common stock held by WLM Limited, a company controlled and wholly-owned by Wenzhao Lu.

(10)	Represents options to purchase up to 1,586 shares of common stock.

(11)	Represents options to purchase up to 2,132 shares of common stock.

(12)	Represents options to purchase up to 2,132 shares of common stock.

(13)	Represents (i) 1,037 shares of common stock and (ii) options to purchase up to 3,466 shares of common stock.

(14)	Represents options to purchase up to 2,132 shares of common stock.

(15)	Tiong Hua Ting is the Director of Platinum Edge Limited and in such capacity has the right to vote and dispose of the securities held by Platinum Edge Limited. The address of Platinum Edge Limited is Block 16 Kallang Place #01-16/18, Singapore 339156.

(16)	Patrick Hassani is the Chief Investment Officer of Mast Hill and in such capacity has the right to vote and dispose of the securities held by Mast Hill. The address of Mast Hill is 150 Grossman Drive, Suite 205, Braintree, MA 02184.

(17)	Represents warrants to purchase up to 600,000 shares of common stock.

STOCKHOLDER PROPOSALS OR NOMINATIONS TO BE PRESENTED
AT NEXT ANNUAL MEETING

Stockholder Proposals for 2026 Annual Meeting

Any stockholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2026 annual meeting of stockholders (“2026 Annual Meeting of Stockholders”) in reliance on Rule 14a-8 under the Exchange Act must be received by us no later than July 17, 2026 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Avalon GloboCare Corp., 4400 Route 9 South, Suite 3100, Freehold, New Jersey 07728, Attn.: Secretary.

Our Bylaws state that a stockholder must provide timely written notice of any nominations of persons for election to our Board or any other proposal to be brought before the annual meeting together with supporting documentation as well as be present at such meeting, either in person or by representative. For our 2026 Annual Meeting of Stockholders, a stockholder’s notice shall be timely received by us at our principal executive office no later October 1, 2026 and no earlier than September 1, 2026; provided, however, that in the event the annual meeting is scheduled to be held more than 30 days before the anniversary date of the immediately preceding annual meeting (the “Anniversary Date”) or more than 60 days after the Anniversary Date, a stockholder’s notice shall be timely if received by our Secretary at our principal executive office not later than the close of business on the later of (i) the 90th day prior to the scheduled date of such annual meeting; and (ii) the 10th day following the day on which such public announcement of the date of such annual meeting is first made by us. Any such nomination or proposal shall be mailed to: Avalon GloboCare Corp., 4400 Route 9 South, Suite 3100, Freehold, New Jersey 07728, Attn.: Secretary.

Further, if you intend to nominate a director and solicit proxies in support of such director nominee(s) at the 2026 Annual Meeting of Stockholders, you must also provide the notice and additional information required by Rule 14a-19 to: Avalon GloboCare Corp., 4400 Route 9 South, Suite 3100, Freehold, New Jersey 07728, Attn.: Secretary, no later than November 1, 2026. This deadline under Rule 14a-19 does not supersede any of the timing requirements for advance notice under our Bylaws. The supplemental notice and information required under Rule 14a-19 is in addition to the applicable advance notice requirements under our Bylaws as described in this section and it shall not extend any such deadline set forth under our Bylaws.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report to that shared address. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are Company stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, or, if you share an address with another Company stockholder and are receiving multiple copies of annual reports and proxy statements but only wish to receive a single copy of such materials, you may:

●	if you are a stockholder of record, direct your written request to our Secretary, by telephone at (732) 780-4400 or by mail at 4400 Route 9 South, Suite 3100, Freehold, NJ 07728; or

●	if you are not a stockholder of record, notify your broker.

The Company will promptly deliver, upon written or oral request, a separate copy of this proxy statement to a stockholder at a shared address to which a single copy was delivered by using the contact information provided above.

WHERE YOU CAN FIND MORE INFORMATION

Our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports, and proxy statements and other information we file or furnish pursuant to Section 13(a) or 15(d) of the Exchange Act are available free of charge on our website at www.avalon-globocare.com as soon as reasonably practicable after we electronically file such reports with, or furnish them to, the SEC. The SEC maintains a website at www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including our company.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Meeting. If any other matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented by all properly executed proxies on such matters in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

Appendix A

CERTIFICATE OF AMENDMENT
OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF AVALON GLOBOCARE CORP.

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

Avalon GloboCare Corp. (the “Corporation”), a corporation existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

FIRST: This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation filed with the Secretary of State on April 24, 2018, as amended by the Certificate of Amendment thereto filed with the Secretary of State on December 19, 2022, and by the Certificate of Amendment thereto filed with the Secretary of State on October 23, 2024 (as amended to date, the “Certificate of Incorporation”).

SECOND: The Certificate of Incorporation is hereby amended by amending and restating Article IV, Section C as follows:

“C. REVERSE STOCK SPLIT

Upon the effectiveness of the amendment to the Certificate of Incorporation adding this paragraph thereto (the “Effective Time”), each [   ] shares of outstanding Common Stock, par value $0.0001 per share (“Old Common Stock”), of the Corporation issued and outstanding immediately prior to the Effective Time shall be, without any action of the holder thereof, automatically combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, par value $0.0001 per share (the “New Common Stock”) of the Corporation (the “Reverse Split”). Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been combined. No fractional shares of Common Stock will be issued as a result of the Reverse Split. In the event the Reverse Split leaves a stockholder with a fraction of a share, the number of shares due to the stockholder shall be rounded up.”

THIRD: This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the ___ day of ___________, 202_.

Avalon GloboCare Corp.

By:
Name:
Title:

A-1

Appendix B

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:47 PM 12/13/2024
FILED 04:47 PM 12/13/2024
SR 20244492436 - File Number 5576616

PURSUANT TO SECTION 151(G) OF THE
DELAWARE GENERAL CORPORATION LAW

The undersigned, Luisa Ingargiola, does hereby certify that:

1. The undersigned is the Chief Financial Officer of Avalon GloboCare Corp., a Delaware corporation (the "Corporation").

2. The Corporation is authorized to issue 10,000,000 shares of preferred stock, $0.0001 par value per share.

3. On December 11, 2024, the following resolutions were duly adopted by the board of directors of the Corporation (the "Board of Directors"):

WHEREAS, the Corporation's Amended and Restated Certificate of Incorporation, authorizes the issuance of 10,000,000 shares of undesignated preferred stock, $0.0001 par value per share, issuable from time to time in one or more series;

WHEREAS, the Board of Directors is authorized to divide the preferred stock into any number of series, fix the designation and number of each such series, and determine or change the designation, relative rights (including voting powers), preferences and limitations of any series of preferred stock; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the designation and number of a series of the preferred stock and to determine the designation, relative rights (including voting powers), preferences and limitations thereof, which shall consist of 10,000 shares of the preferred stock which the Corporation has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the powers, designations, rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

TERMS OF PREFERRED STOCK

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

"Alternate Consideration" shall have the meaning set forth in Section 7(d).

"Beneficial Ownership Limitation" shall have the meaning set forth in Section 6(d).

"Business Day" means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to "stay at home", "shelter-in-place", "non-essential employee" or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

"Commission" means the United States Securities and Exchange Commission.

"Common Stock" means the Corporation's common stock, par value $0.0001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

"Common Stock Equivalents" means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

"Conversion Amount" means the sum of the Stated Value at issue.

"Conversion Date" shall have the meaning set forth in Section 6(a).

"Conversion Price" shall have the meaning set forth in Section 6(b).

"Conversion Shares" means, collectively, (i) the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof and (ii) any capital stock or other securities into which such shares of Common Stock are changed and any capital stock or other securities resulting from or compromising a reclassification, combination or subdivision of, or a stock dividend on, any such shares of Common Stock.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Fundamental Transaction" shall have the meaning set forth in Section 7(d).

"Holder" shall have the meaning given such term in Section 2.

"Liquidation" shall have the meaning set forth in Section 5.

"Notice of Conversion" shall have the meaning set forth in Section 6(a).

"Original Issue Date" means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates, if any, which may be issued to evidence such Preferred Stock.

"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"Preferred Stock" shall have the meaning set forth in Section 2.

"Purchase Agreement" means the Securities Purchase Agreement, dated on or about the Original Issue Date, between the Corporation and the Holder a signatory thereto, as amended, modified or supplemented from time to time in accordance with its terms.

"Securities" means the Preferred Stock and the Underlying Shares.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Series A Preferred Stock" shall have the meaning set forth in Section 2.

"Series B Preferred Stock" shall have the meaning set forth in Section 2

"Share Delivery Date" shall have the meaning set forth in Section 6(c).

"Stated Value" shall have the meaning set forth in Section 2.

"Stockholder Approval" means the approval of the issuance of the Conversion Shares pursuant to the rules of the Nasdaq Stock Market.

"Successor Entity" shall have the meaning set forth in Section 7(d).

"Trading Day" means a day on which the principal Trading Market is open for business.

"Trading Market" means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the Pink Open Market, OTCQB or OTCQX (or any successors to any of the foregoing).

"Transfer Agent" means VStock Transfer, LLC, the current transfer agent of the Corporation and any successor transfer agent of the Corporation.

"Underlying Shares" means the shares of Common Stock issued and issuable upon conversion of the Preferred Stock.

Section 2. Designation, Amount, Par Value and Subordination. The series of preferred stock shall be designated as Series C Convertible Preferred Stock (the "Preferred Stock") and the number of shares so designated shall be 10,000 (which shall not be subject to increase without the written consent of the holders of a majority of the then outstanding shares of the Preferred Stock voting as a separate class (each, a "Holder" and collectively, the "Holders"). Each share of Preferred Stock shall have a par value of $0.0001 per share and a stated value equal to $1,000 (the "Stated Value"). The Preferred Stock shall rank (i) senior to the Common Stock and any other class or series of capital stock of the Corporation hereafter created, the terms of which specifically provide that such class or series shall rank junior to the Preferred Stock, (ii) pari passu with any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, on par with the Preferred Stock, (iii) pari passu with Series B Convertible Preferred Stock of the Corporation (the "Series B Preferred Stock") with respect to its rights, preferences and restrictions, and (iv) subordinate to the Series A Convertible Preferred Stock of the Corporation (the "Series A Preferred Stock") and shall be subject to the rights, preferences and restrictions of the Series A Preferred Stock and Series B Preferred Stock.

Section 3. Dividends. Except for stock dividends or distributions for which adjustments are to be made pursuant to Section 7, Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of Preferred Stock equal (on an as-if-converted-to-Common-Stock basis, disregarding for such purpose any conversion limitations hereunder) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock. No other dividends shall be paid on shares of Preferred Stock. The Corporation shall not pay any dividends on the Common Stock unless the Corporation simultaneously complies with this provision.

Section 4. Voting Rights. The Holders of Preferred Stock have no voting power except as otherwise required by the Delaware General Corporation Law. Notwithstanding the foregoing, in addition, as long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Preferred Stock, voting as a separate class, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock in this Certificate of Designation, (b) increase the number of authorized shares of Preferred Stock, (c) except with respect to the Series A Preferred Stock, authorize or issue an additional class or series of capital stock that ranks senior to the Preferred Stock with respect to the distribution of assets on liquidation or (d) enter into any agreement with respect to any of the foregoing.Section 5. Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a

"Liquidation"), the Holders shall be entitled to receive out of the assets available for distribution to stockholders, (i) after and subject to the payment in full of all amounts required to be distributed to the holders of another class or series of stock of the Corporation ranking on liquidation prior and in preference to the Preferred Stock, including the Series A Preferred Stock, (ii) ratably with any class or series of stock ranking on liquidation on parity with the Preferred Stock and (iii) in preference and priority to the holders of the shares of Common Stock, an amount equal to 100% of the Stated Value and no more, in proportion to the full and preferential amount that all shares of the Preferred Stock are entitled to receive. The Corporation shall mail written notice of any such Liquidation not less than 20 days prior to the payment date stated therein, to each Holder.

Section 6. Conversion.

a) Conversions at Option of Holder. Each share of Preferred Stock shall be convertible, at any time and from time to time from and after the later of (i) the date of the Stockholder Approval and (ii) the one year anniversary of the Original Issue Date, at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d)) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price (as defined below). Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a "Notice of Conversion"). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by email such Notice of Conversion to the Corporation (such date, the "Conversion Date"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. From and after the Conversion Date, until presented for transfer or exchange, certificates that previously represented shares of Preferred Stock, if any, shall represent, in lieu of the number of shares of Preferred Stock previously represented by such certificate, the number of shares of Preferred Stock, if any, previously represented by such certificate that were not converted pursuant to the Notice of Conversion, plus the number of shares of Conversion Shares into which the shares of Preferred Stock previously represented by such certificate were converted. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s), if any, representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate, if any, representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock in accordance with the terms hereof shall be canceled and shall not be reissued as shares of Preferred Stock and shall automatically and without further action by the Corporation be retired and restored to the status of authorized but unissued shares of preferred stock of the Corporation.

b) Conversion Price. The conversion price for the Preferred Stock shall equal $2.41 per share, subject to adjustment herein (the "Conversion Price").

c) Mechanics of Conversion

i. Delivery of Conversion Shares Upon Conversion. Not later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) after each Conversion Date (the "Share Delivery Date"), the Corporation shall deliver, or cause to be delivered, to the converting Holder the number of Conversion Shares being acquired upon the conversion of the Preferred Stock. As used herein, "Standard Settlement Period" means the standard settlement period, expressed in a number of Trading Days, on the Corporation's primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Conversion.

ii. Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall, to the fullest extent permitted by law, be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Notice of Conversion.

iii. Obligation Absolute. The Corporation's obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder.

iv. Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock into Common Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

v. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Preferred Stock. As to any fraction of a share of Common Stock which the Holder would otherwise be entitled to upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share. Notwithstanding anything to the contrary contained herein, but consistent with the provisions of this subsection with respect to fractional Conversion Shares, nothing shall prevent any Holder from converting fractional shares of Preferred Stock.

vi. Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of the Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holder of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

d) Beneficial Ownership Limitation. Notwithstanding anything to the contrary set forth herein, the Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, if after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder's Affiliates, and any Persons acting as a group together with such Holder or any of such Holder's Affiliates (such Persons, "Attribution Parties")) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock) beneficially owned by such Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder's determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. The Holder understands and acknowledges that the Corporation is not representing to the Holder that the calculations and determinations set forth in this Section 6(d) are in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation's most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request (which may be via email) of a Holder, the Corporation shall within one Trading Day confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 19.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder. The Beneficial Ownership Limitation shall not be waived by the Corporation or the Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

Section 7. Certain Adjustments.

a) Stock Dividends and Stock Splits. If the Corporation, at any time while the Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, the Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Rights Offering. In addition to any adjustments pursuant to Section 7(a) above, if the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the "Purchase Rights"), then each Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder's Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that, prior to the date of the Stockholder Approval, the Holder's right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

c) Pro Rata Distributions. During such time as the Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction (other than any dividend or distribution as to which an adjustment was effected pursuant to Section 7(a)) (a "Distribution"), then, in each such case, each Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of the Preferred Stock (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Fundamental Transaction. If, at any time while the Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation (and all of its Subsidiaries, taken as a whole), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a "Fundamental Transaction"), then, at the closing of such Fundamental Transaction, without any action on the part of the Holder, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of the Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, or other consideration (the "Alternate Conversion Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which the Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of the Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to reflect the relative value or benefits of any different components of the Alternate Conversion Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Conversion Consideration. For avoidance of doubt, if the Conversion Price at the time of conversion is already adjusted to reflect the value or benefits of the Alternative Conversion

Consideration, then no additional value or benefits shall be allocated to the Conversion Shares issued or issuable upon the conversion.

e) Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

f) Notice to the Holders.

i. Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder by email a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the adjustment required to be specified in such notice.

ii. Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on the Common Stock or shall repurchase the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock in their capacities as such rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation (and all of its Subsidiaries, taken as a whole), or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall email to each Holder at its last email address as it shall appear upon the stock ledger of the Corporation, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder shall remain entitled to convert its Preferred Stock (or any part hereof) during the 10-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 8. Covenants.

a) Notices. Restriction on Transfer of Assets. Prior to the date of the Stockholder Approval, the Corporation shall not, and the Corporation shall cause each of its Subsidiaries to not, directly or indirectly, sell, lease, license, assign, transfer, spin-off, split-off, close, convey or otherwise dispose of any assets or rights of the Corporation or any Subsidiary owned or hereafter acquired whether in a single transaction or a series of related transactions, other than (i) sales, leases, licenses, assignments, transfers, conveyances and other dispositions of such assets or rights by the Corporation and its Subsidiaries in the ordinary course of business consistent with its past practice and (ii) sales of inventory and product in the ordinary course of business. The Corporation is contemplating a sale of the commercial building owned by Route 9 LLC and any such sale is exempted herein.

b) Change in Nature of Business. Prior to the date of the Stockholder Approval, the Corporation shall not, and the Corporation shall cause each of its Subsidiaries to not, directly or indirectly, engage in any material line of business substantially different from those lines of business conducted by or publicly contemplated to be conducted by the Corporation and each of its Subsidiaries, as applicable, on the or any business substantially related or incidental thereto.

Section 9. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service, addressed to the Corporation, 4400 Route 9 South, Suite 3100, Freehold, New Jersey 07728, Attention: Chief Financial Officer, or such other e-mail address or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 9. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service addressed to each Holder at the e-mail address or address of such Holder appearing on the books of the Corporation, or if no such e-mail address or address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Purchase Agreements. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section 9 prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the time of transmission, if such notice or communication is delivered via e-mail to luisa@avalon-globocare.com on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Lost or Mutilated Preferred Stock Certificate. If a Holder's Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, uncertificated shares or a new certificate for the shares of Preferred Stock represented by the certificate so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof reasonably satisfactory to the Corporation (which shall not include the requirement of posting of any bond).

c) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof.

d) Waiver. Any waiver by the Corporation or a Holder of any provision of this Certificate of Designation or any breach thereof shall not operate as or be construed to be a waiver of any other provision of this Certificate of Designation or any breach thereof or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

e) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

f) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

g) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

h) Status of Converted or Preferred Stock. Shares of Preferred Stock may only be issued pursuant to the Purchase Agreement. If any shares of Preferred Stock shall be converted or reacquired by the Corporation, such shares may not be reissued as Preferred Stock and shall automatically be retired and shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Preferred Stock.

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Appendix C

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”), dated as of February 18, 2026, is made by and between Avalon GloboCare Corp., a Delaware corporation (the “Company”), and Wenzhao Lu as the holder of the Exchange Securities (as defined below) (the “Holder”).

WHEREAS, the Holder holds 5,000 shares of the Company’s Series D Convertible Preferred Stock, par value $0.0001 per share (the “Exchange Securities”); and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to exchange with the Holder, and the Holder desires to exchange with the Company, the Exchange Securities for 2,074,689 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”).

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Holder agree as follows:

1. Terms of the Exchange. The Company and the Holder agree that the Holder will exchange the Exchange Securities held by the Holder and will relinquish any and all other rights it may have under the Exchange Securities in exchange for the Common Stock.

2. Closing.

a. General. Upon of the conditions set forth herein, a closing shall occur at the principal offices of the Company, or such other location as the parties shall mutually agree. At closing, the Company shall deliver to the Holder the Common Stock. Upon closing, any and all obligations of the Company to Holder under the Exchange Securities shall be fully satisfied, the certificates evidencing the Exchange Securities shall be cancelled and the Holder will have no remaining rights, powers, privileges, remedies or interests under the Exchange Securities.

b. Conditions to Closing. The following shall be conditions precedent to the closing: (i) the parties shall have executed this Agreement, (ii) the stockholders of the Company shall have approved the closing of the transactions contemplated by this Agreement, including the issuance of the Common Stock (“Stockholder Approval”), and (iii) the Exchange Securities shall be deemed null and void.

3. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

4. Representations and Warranties of the Holder. The Holder represents and warrants as of the date hereof and as of the closing to the Company as follows:

a. Authorization; Enforcement. The Holder has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Holder and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Holder and no further action is required by the Holder. This Agreement has been (or upon delivery will have been) duly executed by the Holder and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Holder enforceable against the Holder in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b. General Solicitation. The Holder is not acquiring the Common Stock as a result of or subsequent to any advertisement, article, notice or other communication regarding the Common Stock published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

c. Brokers and Finders. The Holder has no knowledge of any person who will be entitled to or make a claim for payment of any finder fee or other compensation as a result of the consummation of the transactions contemplated by this Agreement.

d. Tax Advisors. The Holder has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, the Holder relied solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Holder understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

e. Information Regarding Holder. The Holder is an “accredited investor,” as such term is defined in Rule 501 of Regulation D promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Holder to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Holder has the authority and is duly and legally qualified to purchase and hold the Common Stock. The Holder is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

f. Legend. The Holder understands that the Common Stock will be issued pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws, and except as set forth below, the Common Stock shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

g. Removal of Legends. Certificates evidencing the Common Stock shall not be required to contain the legend set forth in Section 4(f) above or any other legend (i) while a registration statement covering the resale of such securities is effective under the Securities Act, (ii) following any sale of such shares pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such shares are eligible to be sold, assigned or transferred under Rule 144 and the Holder is not an affiliate of the Company (provided that the Holder provides the Company with reasonable assurances that such shares are eligible for sale, assignment or transfer under Rule 144 which shall include an opinion of the Holder’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Holder provides the Company with an opinion of counsel to the Holder, in a generally acceptable form, to the effect that such sale, assignment or transfer of the shares may be made without registration under the applicable requirements of the Securities Act or (v) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the Commission).

h. Restricted Securities. The Holder understands that: (i) the Common Stock have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Holder shall have delivered to the Company (if requested by the Company) an opinion of counsel to the Holder, in a form reasonably acceptable to the Company, to the effect that such Common Stock to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Holder provides the Company with reasonable assurance that such Common Stock can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”); and (ii) any sale of the Common Stock made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Common Stock under circumstances in which the seller (or the Person (as defined herein) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission promulgated thereunder.

5. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Holder:

a. Authorization; Enforcement. Except as to Stockholder Approval, the Company has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and, except for the Stockholder Approval, no further action is required by the Company, the board of directors of the Company or the Company’s stockholders in connection therewith, including, without limitation, the issuance of the Common Stock. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b. Organization and Qualification. The Company is duly organized and validly existing and in good standing under the laws of the State of Delaware, and has the requisite power and authorization to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted. The Company is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company, (ii) the transactions contemplated hereby or (iii) the authority or ability of the Company to perform any of its obligations under this Agreement.

c. No Conflict. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Common Stock) will not (i) result in a violation of the Company’s Amended and Restated Certificate of Incorporation, as amended, or other organizational documents of the Company, any capital stock of the Company or Amended and Restated Bylaws of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree including foreign, federal and state securities laws and regulations applicable to the Company or by which any property or asset of the Company is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a Material Adverse Effect.

d. No Consents. Except as set forth herein, the Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by this Agreement, in each case, in accordance with the terms hereof or thereof. Except as set forth herein, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date of this Agreement, and the Company is not aware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by this Agreement. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof.

e. Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Holder contained herein, the offer and issuance by the Company of the Common Stock is exempt from registration under the Securities Act pursuant to the exemption provided by Section 3(a)(9) thereof. The Company covenants and represents to the Holder that the Company has not received, anticipates receiving, has any agreement to receive or has been given any promise to receive any consideration from the Holder or any other Person in connection with the transactions contemplated by this Agreement.

f. Issuance of the Common Stock. The issuance of the Common Stock is duly authorized by the Company and when the Common Stock is issued it will be duly and validly issued, fully paid and non-assessable, free from all taxes, liens, charges and other encumbrances imposed by the Company other than restrictions on transfer.

6. Additional Acknowledgments. The Holder and the Company confirm that the Company has not received any consideration for the transactions contemplated by this Agreement. Pursuant to Rule 144 promulgated by the Commission pursuant to the Securities Act and the rules and regulations promulgated thereunder as such Rule 144 may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule 144, the holding period of the Common Stock tacks back to the issue date of the Exchange Securities. The Company agrees not to take a position contrary to this paragraph.

7. Release by Holder. In consideration of the foregoing, the Holder releases and discharges Company, Company’s officers, directors, principals, control persons, past and present employees, insurers, successors, and assigns (“Company Parties”) from all actions, cause of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against Company Parties ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever, whether or not known or unknown, arising under the Exchange Securities. It being understood that this Section 7 shall be limited in all respects to only matters arising under or related to the Exchange Securities and shall under no circumstances constitute a release, waiver or discharge with respect to the Common Stock or this Agreement or limit the Holder from taking action for matters with respect to the Common Stock or this Agreement or events that may arise in the future.

8. Miscellaneous.

a. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

b. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed under the laws of the State of New York, without regard to the choice of law principles thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York, City of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

c. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

d. Counterparts/Execution. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.

e. Notices. Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent (i) postage prepaid by registered mail, return receipt requested, or (ii) by email, to the respective parties as set forth below, or to such other address as either party may notify the other in writing.

If to the Company, to:

Avalon GloboCare Corp.

4400 Route 9 South, Suite 3100

Freehold, NJ 07728

Attn: Luisa Ingargiola, Chief Financial Officer

Email: luisa@avalon-globocare.com

With a copy to (which shall not constitute notice):

Sheppard Mullin Richter & Hampton, LLP

30 Rockefeller Plaza

New York, NY 10112

Attn: Richard A. Friedman, Esq.

Email: Rafriedman@sheppard.com

If to the Holder, to the address set forth on the signature page of the Holder.

f. Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between the parties. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

g. Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

i. Pledge of Common Stock. The Company acknowledges and agrees that the Common Stock may be pledged by the Holder in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Common Stock. The pledge of the Common Stock shall not be deemed to be a transfer, sale or assignment of the Common Stock hereunder, and if the Holder effects a pledge of the Common Stock it shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Common Stock may reasonably request in connection with a pledge of the Common Stock to such pledgee by the Holder.

[SIGNATURE PAGE FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

AVALON GLOBOCARE CORP.

By:
Name:	Luisa Ingargiola
Title:	Chief Financial Officer

WENZHAO LU

By:

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on March 29, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on March 29, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V84773-[TBD] KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AVALON GLOBOCARE CORP.

The Board of Directors recommends you vote "FOR" the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com

V84774-[TBD]

Avalon GloboCare Corp.
PROXY FOR SPECIAL MEETING TO BE HELD ON MARCH 30, 2026
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder hereby appoints Luisa Ingargiola, as attorney and proxy for the undersigned, with the power to appoint her substitute, to represent and to vote all the shares of the common stock of Avalon GloboCare Corp. (the "Company"), which the undersigned would be entitled to vote, at the Company's Special Meeting of Stockholders to be held on March 30, 2026 at 10:00 a.m., Eastern Time, and any postponements or adjournments thereof, subject to the directions indicated on the reverse side hereof. The Special Meeting will be held in a virtual meeting format at www.virtualshareholdermeeting.com/ALBT2026SM.

In her discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned stockholder. **If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

Continued and to be signed on reverse side